SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SCUDDER VARIABLE SERIES II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY TABULATOR

P.O. BOX 9132

HINGHAM, MA 02043-9132

Scudder Variable Series II

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

March 21, 2003 at 4:00 P.M. Eastern Time

INDEX 500 PORTFOLIO

The undersigned hereby appoints Daniel O. Hirsch, Phillip Collora, John Millette and Caroline Pearson, each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on matters set forth on the Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR PORTFOLIO. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated                                                  , 2003

Signature(s) of Shareholder(s)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

SVSII-PXY

PROXY TABULATOR

P.O. BOX 9132

HINGHAM, MA 02043-9132

VOTING INSTRUCTION CARD

INDEX 500 PORTFOLIO

INSURANCE COMPANY NAME PRINTS HERE

This Voting Instruction Card is solicited by the above-referenced insurance company (the “Company”) for its contractholders and contract participants who hold accumulation unit values in the Separate Account of the Company that invest in the above named Portfolio of Scudder Variable Series II (the “Series”) and who are entitled to instruct the Company on how to vote shares held by the Separate Account.

The undersigned contractholder or participant instructs the Company to vote, at the Special Meeting of Shareholders of the Portfolio scheduled for March 21, 2003 at  4:00 p.m., Eastern time, and at any adjournments or postponements thereof, all shares of the Portfolio attributable to his or her contract or interest therein as directed on the reverse side of this Card. The undersigned acknowledges receipt of the Portfolio’s Notice of Special Meeting and Proxy Statement.

If you sign below but do not mark instructions on the reverse, the Company will vote all shares of the attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Portfolio actually received from participants and contractholders in the Separate Account.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED.

Dated                                                  , 2003

Signature(s) of Shareholder(s)

Please sign exactly as your name or names appear. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

SVSII-VIC

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of your Portfolio’s Board. The Board of each Portfolio recommends that shareholders vote FOR all Proposals.

		FOR	AGAINST	ABSTAIN
PROPOSAL I:	To approve a new advisory agreement (a “New Advisory Agreement”) between the Portfolio and Deutsche Investment Management Americas Inc.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
PROPOSAL II:	To approve a new Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Northern Trust Investments, Inc.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting. Receipt of the Notice and the Joint Proxy Statement (the “Proxy Statement”) is hereby acknowledged.

SVSII